News Release

October 19, 2004                             Contact: Dennis R. Stewart, EVP/CFO
                                                                  (215) 579-4000
FOR IMMEDIATE RELEASE

            TF Financial Corporation Announces Third Quarter Results
                             And Quarterly Dividend

         Newtown, Pennsylvania: TF Financial Corporation (Nasdaq National Market
- THRD) today reported net income of $1,714,000 ($0.61 per diluted share) for the third quarter of 2004, compared with a net loss of $8,565,000 ($3.33 per diluted share) during the third quarter of 2003. Net income for the nine month period ended September 30, 2004 was $4,979,000 ($1.77 per diluted share) compared with a net loss of $7,350,000 ($2.91 per diluted share) during the first nine months of 2003. The 2003 amounts include the $9,334,000 ($3.35 per diluted share) net cost of the Company's debt refinancing transaction executed during September 2003. Excluding this transaction, the Company's proforma earnings were $769,000 ($0.28 per diluted share) for the third quarter of 2003, and $1,984,000 ($0.72 per diluted share) for the first nine months of 2003. The Company also announced that its Board of Directors declared a quarterly dividend of $0.17 per share, payable November 15, 2004 to shareholders of record on November 5.

          Highlights for 2004 include:

     * Net income for the quarter increased by 123% compared with proforma net income for the third quarter of 2003, and increased by 3.5% compared to net income reported for the second quarter of 2004.

     * Net income increased by 151% for the first nine months of 2004 compared to proforma net income for the first nine months of 2003.

     * Diluted earnings per share for the third quarter of 2004 increased by 118% compared to proforma diluted earnings per share for the third quarter of 2003.

     *    Loans receivable have grown by 7.5% during the year.

     * Net interest income during the third quarter of 2004 increased by 37% compared to the third quarter of 2003.

     * During the third quarter, return on assets was 1.09%; return on equity was 11.89%; and the net interest margin for the quarter was 3.87%.

         "We've had our fourth consecutive quarter of record core earnings. We are also seeing a significant increase in the name recognition of the Bank as a result of our substantially enhanced participation in business and community events throughout the region" commented Kent C. Lufkin, President and CEO.

         TF Financial Corporation is a holding company whose principal subsidiary is Third Federal Savings Bank, which operates 14 full service retail and commercial banking offices in Philadelphia and Bucks County, Pennsylvania and in Mercer County, New Jersey. In addition, the Bank's website can be found at www.thirdfedbank.com.

         Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by TF Financial Corporation with the Securities and Exchange Commission from time to time. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

                    T F FINANCIAL CORPORATION
                      FINANCIAL INFORMATION
                    (dollars in thousands except per share data)

                                                           THREE MONTHS         INC         NINE MONTHS         INC
                                                           ------------                     -----------
                                                         9/30/04   9/30/03     (DEC)     9/30/04    9/30/03    (DEC)
                                                         -------   -------               -------    -------
EARNINGS SUMMARY

          Interest Income                                $  7,868  $  7,835       0.4%   $ 23,373  $ 24,648      -5.2%
          Interest expense                                  2,214     3,716     -40.4%      6,517    13,064     -50.1%
          Net interest income                               5,654     4,119      37.3%     16,856    11,584      45.5%
          Loan loss provision                                 150        90      66.7%        450       270      66.7%
          Non-interest income                                 595       322      84.8%      1,985     2,054      -3.4%
          Non-interest expense                              3,743    17,478     -78.6%     11,529    24,816     -53.5%
          Income taxes                                        642    (4,562)     n. m.      1,883    (4,098)     n. m.
          Net income                                     $  1,714  $ (8,565)     n. m.   $  4,979  $ (7,350)     n. m.

          Pro forma net income (b)                       $  1,714       769     122.9%   $  4,979     1,984     151.0%

PER SHARE INFORMATION

          Earnings per share, basic                      $   0.64  $  (3.33)     n. m.   $   1.86  $  (2.91)     n. m.
          Earnings per share, diluted                    $   0.61  $  (3.33)     n. m.   $   1.77  $  (2.91)     n. m.

          Pro forma earnings per share, basic (b)        $   0.64  $   0.30     113.3%   $   1.86  $   0.79     135.4%
          Pro forma earnings per share, diluted (b)      $   0.61  $   0.28     117.9%   $   1.77  $   0.72     145.8%

          Dividends paid                                 $   0.17  $   0.15      13.3%   $   0.49  $   0.45       8.9%


FINANCIAL RATIOS

          Annualized return on average assets (b)           1.09%     0.45%     142.2%      1.08%     0.38%     184.2%
          Annualized return on average equity (b)          11.89%     4.82%     146.7%     11.87%     4.20%     182.6%
          Efficiency ratio (b)                             61.37%    78.53%     -21.9%     62.69%    80.40%     -22.0%

AVERAGE BALANCES

          Loans                                          $426,686  $381,005      12.0%   $418,765  $370,543      13.0%
          Mortgage-backed securities                      129,715   155,260     -16.5%    130,835   163,697     -20.1%
          Investment securities                            31,117    85,847     -63.8%     30,563    73,131     -58.2%
          Other interest-earning assets                       685    21,685     -96.8%      1,299    59,882     -97.8%
          Total earning assets                            588,203   643,797      -8.6%    581,462   667,253     -12.9%
          Non-earning assets                               36,358    33,670       8.0%     34,841    34,789       0.1%
          Total assets                                    624,561   677,467      -7.8%    616,303   702,042     -12.2%

          Deposits                                        465,782   452,145       3.0%    467,304   447,049       4.5%
          FHLB advances                                    96,090   158,357     -39.3%     87,494   186,377     -53.1%
          Total interest bearing liabilities              561,872   610,502      -8.0%    554,798   633,426     -12.4%
          Non-interest bearing liabilities                  5,327     3,661      45.5%      5,453     5,439       0.3%
          Stockholders' equity                             57,362    63,304      -9.4%     56,052    63,177     -11.3%
          Total liabilities & stockholders'              $624,561  $677,467      -7.8%   $616,303  $702,042     -12.2%
               equity

SPREAD AND MARGIN ANALYSIS

Average yield on:
          Loans                                             5.68%     5.89%                 5.76%     6.26%
          Mortgage-backed securities                        4.57%     4.14%                 4.57%     4.34%
          Investment securities                             4.35%     2.55%                 4.37%     3.01%
          Other interest-earning assets                     2.32%     0.90%                 1.13%     1.03%
Average cost of:
          Deposits                                          1.24%     1.44%                 1.27%     1.65%
          FHLB advances                                     3.14%     5.21%                 3.17%     5.42%

Interest rate spread                                        3.80%     2.44%                 3.84%     2.20%
Net interest margin                                         3.87%     2.57%                 3.91%     2.34%

                                                           THREE MONTHS        INC         NINE MONTHS         INC
                                                           ------------                    -----------
                                                         9/30/04   9/30/03    (DEC)     9/30/04    9/30/03    (DEC)
                                                         -------   -------              -------    -------

NON-INTEREST INCOME

          Retail banking fees                            $    595     $ 589       1.0%    $ 1,985   $ 1,736      14.3%
          Gain (loss) on sales of securities                    -      (377)   -100.0%          -       208    -100.0%
          Gain on sale of real estate                           -       110    -100.0%          -       110    -100.0%



NON-INTEREST EXPENSE

          Salaries and benefits                             2,160     1,996       8.2%      6,681     6,056      10.3%
          Occupancy                                           613       675      -9.2%      1,852     1,905      -2.8%
          Deposit insurance                                    17        18      -5.6%         53        55      -3.6%
          Professional fees                                   121       110      10.0%        459       428       7.2%
          Deposit intangible amortization                      41        49     -16.3%        121       145     -16.6%
          Advertising                                         164       138      18.8%        490       413      18.6%
          Other                                               627       727     -13.8%      1,873     2,049      -8.6%
          Debt prepayment fee                                   -    13,765    -100.0%          -    13,765    -100.0%

                                                                                           INC
                                                                                           ---
                                                         9/30/04             12/31/03     (DEC)
                                                         -------             --------     -----

DEPOSIT INFORMATION

          Non-interest checking                          $ 32,035             $ 26,375      21.5%
          Interest checking                                51,690               52,647      -1.8%
          Money market                                     43,998               44,688      -1.5%
          Savings                                         183,762              188,673      -2.6%
          CD's                                            146,407              146,960      -0.4%

OTHER PERIOD ENDING INFORMATION

Per Share
          Book value (a)                                 $  21.53             $  21.37
          Tangible book value (a)                        $  19.84             $  19.56
          Closing market price                           $  28.25             $  34.20

Balance sheet
          Loans,net                                      $435,174             $404,649       7.5%
          Cash and cash equivalents                         6,650                8,241     -19.3%
          Mortgage-backed securities                      125,889              130,404      -3.5%
          Investment securities                            32,286               31,802       1.5%
          Total assets                                    629,457              606,752       3.7%
          FHLB advances and other                         108,078               86,853      24.4%
          Stockholders' equity                             58,175               55,480       4.9%

ASSET QUALITY
          Non-performing loans                              1,813                2,282     -20.6%
          Loan loss reserves                                2,185                2,111       3.5%
          Reserves to gross loans                           0.50%                0.52%      -3.8%
          Non-performing loans to gross loans               0.41%                0.56%     -26.8%
          Non-performing loans to total assets              0.29%                0.38%     -23.7%
          Foreclosed property                                 807                  868      -7.0%
          Foreclosed property to total assets               0.13%                0.14%      -7.1%
          Non-performing assets to total assets             0.42%                0.52%     -19.2%

OTHER STATISTICAL INFORMATION
          Shares outstanding (000's) (a)                    2,702                2,596
          Number of branch offices                             14                   14
          Full time equivalent employees                      167                  171



     (a)  excludes 206,000 employee stock ownership plan shares.

     (b)  excludes   $14,142,000   pre-tax   and   $9,334,000   after  tax  cost
          attributable to the debt refinancing transaction of 2003.

      n.m. not meaningful